UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2011

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32663	86-0812139
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Basse Road

San Antonio, Texas 78209

(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 832-3700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On June 8, 2011, Clear Channel Communications, Inc. (“CCU”), an indirect parent of Clear Channel Outdoor Holdings, Inc., issued a press release made pursuant to Rule 135c promulgated under the Securities Act of 1933, as amended (the “Securities Act”), announcing that CCU intends to offer, subject to market and other conditions, an additional $750 million in aggregate principal amount of 9.0% priority guarantee notes due 2021 (the “Notes”) in a private offering to be offered and sold only to qualified institutional buyers in an unregistered offering pursuant to Rule 144A under the Securities Act and to certain non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Securities Act. The Notes will have identical terms to, and are expected to be treated as a single class with, the $1.0 billion in aggregate principal amount of 9.0% priority guarantee notes due 2021 issued by CCU on February 23, 2011.

The Notes will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This current report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

A copy of the press release announcing the private offering of the Notes is Exhibit 99.1 hereto and is incorporated herein by reference.

Prior to completion of the offering of the Notes, CCU intends to make a voluntary paydown of all amounts outstanding under its receivables based credit facility using cash on hand. As of March 31, 2011, $320.7 million was outstanding under this facility. CCU’s voluntary paydown will not reduce its commitments under this facility and CCU may reborrow under this facility at any time.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release issued by Clear Channel Communications, Inc. on June 8, 2011 (Incorporated by reference to Exhibit 99.1 to Clear Channel Communications, Inc.’s Current Report on Form 8-K filed on June 8, 2011).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

Date: June 8, 2011	By:	/s/ Scott D. Hamilton
Scott D. Hamilton
Senior Vice President, Chief Accounting Officer and Assistant Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Clear Channel Communications, Inc. on June 8, 2011 (Incorporated by reference to Exhibit 99.1 to Clear Channel Communications, Inc.’s Current Report on Form 8-K filed on June 8, 2011).